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PC

                        PIONEER COMMERCIAL FUNDING CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK



                                  COMMON STOCK          CUSIP 723640 10 8
                                     SEE REVERSE FOR CERTAIN DEFINITIONS

        THIS IS TO CERTIFY that




        is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE OF PIONEER COMMERCIAL FUNDING CORP., transferable on the books of the Corporation by the holder hereof in person or by duly authorized ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FASIMILE SIGNATURES OR ITS AUTHORIZED OFFICERS.


        DATED:



                                              SECRETARY       CHAIRMAN AND CHIEF
                                                              EXECUTIVE OFFICER


[CORPORATE SEAL]

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                        PIONEER COMMERCIAL FUNDING CORP.

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS TO STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

   The following abbreviations, when used in the inscription on the face of this certificate,  shall  be  construed  as  though  they  were  written  out in full according to applicable laws or regulations
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
TEN COM - as tenants in common           UNIF GIFT MIN ACT - .................Custodian...................
                                                            (Cust)                      (Minor)


TEN ENT - as tenants by the entireties                       under Uniform Transfer to Minors

JT TEN - as joint tenants with right                         Act ..........................................
         of survivorship and not as                                              (State)
         tenants in common

           Additional  abbreviations  may also be used  though  not in the above list.

        For Value Received, ............................ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 .......................................................................................
       Please print or typewrite name and address including postal zip code of assignee

 .......................................................................................


 .......................................................................................


 .......................................................................................Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 .......................................................................................


 .......................................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:......................................

                                             ..........................................

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